                             Joint Filing Agreement


     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Series C Preferred Stock of Aames Financial Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d1-(k) under the Securities Exchange Act of 1934, as amended.


Dated: April 12, 2000

                    CAPITAL Z FINANCIAL SERVICES
                    FUND II, L.P., a Bermuda limited partnership

                    By:  Capital Z Partners, L.P., its General Partner

                    By:  Capital Z Partners, Ltd., its General Partner

                    By: /s/ David A. Spuria
                        ------------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



                    CAPITAL Z PARTNERS, L.P.,
                    a Bermuda limited partnership

                    By:  Capital Z Partners, Ltd., its General Partner

                    By: /s/ David A. Spuria
                        ------------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



                    CAPITAL Z PARTNERS, LTD.,
                    a Bermuda corporation

                    By: /s/ David A. Spuria
                        ------------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



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                    SPECIALTY FINANCE PARTNERS,
                    a Bermuda general partnership

                    By: Capital Z Financial Services Fund II, L.P., its General Partner

                    By:  Capital Z Partners, L.P., its General Partner

                    By:  Capital Z Partners, Ltd., its General Partner

                    By: /s/ David A. Spuria
                        ------------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



                    CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P., a Bermuda limited partnership

                    By:  Capital Z Partners, L.P., its General Partner

                    By:  Capital Z Partners, Ltd., its General Partner

                    By: /s/ David A. Spuria
                        ------------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



                    EQUIFIN CAPITAL PARTNERS, LTD.,
                    a Cayman Islands corporation

                    By: /s/ Mani A. Sadeghi
                        ------------------------------
                        Name:  Mani A. Sadeghi
                        Title: President, Chief Executive
                               Officer and Director